EXECUTION VERSION
                              INVESTMENT AGREEMENT

          THIS INVESTMENT AGREEMENT ("Agreement") is dated as of December 14, 2001 ("Closing Date") by and between FRESH BRANDS, INC., a Wisconsin corporation ("Company"), and the undersigned purchasers or their successors and assigns as contemplated and allowed by Section 7.6 of the Agreement ("Purchasers" or in the singular, "Purchaser").

                              W I T N E S S E T H :

          WHEREAS, the Company desires to sell to Purchasers, and Purchasers desire to buy from the Company, a total of 200,000 shares of the Company's common stock, $0.05 par value ("Common Stock"), and the associated common share purchase rights (together, the "Shares"), pursuant to the terms and conditions hereinafter set forth.

          NOW, THEREFORE, in consideration of the mutual covenants and promises herein made and mutual benefits to be derived from this Agreement, it is hereby agreed as follows:

ARTICLE I      AGREEMENT TO SELL AND PURCHASE SHARES.

     Section 1.1. Subject to the terms and conditions of this Agreement, each Purchaser is hereby purchasing and accepting from the Company, and the Company is hereby selling and delivering to each Purchaser for the Purchaser's own account, that number of Shares set forth opposite each Purchaser's name on Exhibit A attached hereto.

     Section 1.2. The Company is hereby delivering, or causing to be delivered, to the Purchasers, certificates representing the number of Shares set forth opposite each Purchaser's name on Exhibit A. Delivery of the certificates representing the Shares shall be made to the accounts designated by the Purchasers in the form or process requested by the Purchasers.

     Section 1.3. The cash purchase price of each Share is sixteen dollars and fifty cents ($16.50) and the aggregate cash purchase price for all of the Shares is three million and three hundred thousand dollars ($3,300,000) ("Aggregate Purchase Price"). Each Purchaser is hereby delivering, or causing to be delivered, its respective portion of the Aggregate Purchase Price set forth opposite such Purchaser's name on Exhibit A by wire transfer of immediately available funds to the account designated by the Company on Exhibit A.

ARTICLE II     REPRESENTATIONS AND WARRANTIES.

     Section 2.1. Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchasers as follows:

          (a) The Company has been duly incorporated and is validly existing and in good standing under the laws of the State of Wisconsin. The Company has full power, legal right, capacity and authority to enter into, execute and deliver this Agreement and to carry out the transactions contemplated hereby.

          (b) As of their respective dates, the: (i) Form 10-K Annual Report and amendment thereto filed by Company for the fiscal year ended December 30, 2000 (together, the "Form 10-K"), (ii) Company's 2000 Annual Report to Shareholders,
(iii) Company's Proxy Statement for its 2001 annual meeting of shareholders and
(iv) Form 10-Q Quarterly Reports filed by Company for the periods ended on April 21, 2001, July 14, 2001 and October 6, 2001: (a) complied in all material respects with the provisions of the Securities Exchange Act of 1934 (as amended) and the rules and regulations promulgated by the Securities and Exchange Commission ("Commission") thereunder and (b) did not contain any untrue statement of material fact or omit to state any material fact necessary to make the statements therein not misleading in any material respect (the filings referred to in clauses (i) through (iv) are herein called the "SEC Reports").
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          (c) The execution, delivery and performance of this Agreement by the
Company and the consummation of the transactions contemplated in this Agreement by the Company and the fulfillment of the terms of this Agreement by the Company have been duly authorized by all necessary corporate action.

          (d) This Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable against it in accordance with its terms.

          (e) The Shares are validly issued, fully paid and nonassessable, except to the extent provided by Section 180.0622(2)(b) of the Wisconsin Business Corporation Law.

          (f) The Company's audited consolidated financial statements as of December 30, 2000, contained in the Form 10-K, including the notes contained therein, fairly presented the consolidated financial position of the Company and its subsidiaries at the date thereof and the results of its consolidated operations for the periods purported to be covered thereby. Such financial statements were prepared in conformity with generally accepted accounting principles consistently applied with prior periods, subject to any comments and notes contained therein. All liabilities, contingent and other, of the Company and its subsidiaries, on a consolidated basis, as of the accounting period ended on October 6, 2001, were set forth in the financial statements contained in the Form 10-Q Quarterly Report filed by Company for the period ended on October 6, 2001 ("Recent Form 10-Q"), excepting only liabilities (i) incurred in the ordinary course of business subsequent to October 6, 2001, (ii) liabilities of the type not required under generally accepted accounting principles to be reflected in such interim financial statements and (iii) not required to be included in financial statements accompanying a Form 10-Q by the Securities Exchange Act of 1934 (as amended) and the rules and regulations promulgated by the Commission thereunder. Since October 6, 2001, there has been no adverse change in the consolidated financial condition of the Company and its subsidiaries from the consolidated financial condition stated the Company's financial statements in the Recent Form 10-Q and no adverse change has occurred with respect to the prospects, operations, properties or other assets, other than changes which would not have a material adverse effect on the Company and its subsidiaries taken as a whole. The authorized capital stock, the number of shares issued and outstanding (excluding the Shares), the number of shares issuable and reserved for issuance pursuant to the Company's stock option plans, the number of shares issuable and reserved for issuance pursuant to securities exercisable for, or convertible into or exchangeable for any shares of capital stock as of the Closing Date, is as described in Exhibit B.

          (g) Except as set forth in the SEC Reports, there are no legal actions or administrative proceedings or investigations instituted, or to the best knowledge of the Company threatened, against the Company or its subsidiaries which would prohibit or challenge the transactions contemplated by this Agreement, which would have a material adverse effect on the Company and its subsidiaries taken as a whole.

          (h) Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales in any security or solicited any offers to buy any security under circumstances that would require registration under the Securities Act of 1933, as amended (the "Act"), of the issuance of the Shares to the Purchasers. The issuance of the Shares to the Purchasers will not be integrated with any other issuance of the Company's securities (past, current or future) for purposes of the Act or any applicable rules of Nasdaq. The Company will not make any offers or sales of any security (other than the Shares) that would cause the offering of the Shares to be integrated with any other offering of securities by the Company for purposes of any registration requirement under the Act or any applicable rules of Nasdaq.

          (i) Performance of this Agreement and compliance with the provisions hereof will not violate any provision of any applicable law or of the Articles of Incorporation or Bylaws of the Company, or of any of its subsidiaries, and, will not conflict with or result in any breach of any of the terms,

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conditions or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon, any of the properties or assets of the Company, or of any of its subsidiaries, pursuant to the terms of any indenture, mortgage, deed of trust or other agreement or instrument binding upon the Company, or any of its subsidiaries, other than such breaches, defaults or liens which would not have a material adverse effect on the Company and its subsidiaries taken as a whole. Except as set forth in the SEC Reports, the Company is not in default under any provision of its charter or by-laws or other organizational documents or under any provision of any agreement or other instrument to which it is a party or by which it is bound or of any law, governmental order, rule or regulation, other than defaults which would not have a material adverse effect on the Company and its subsidiaries taken as a whole.

     Section 2.2. Representations, Warranties and Covenants of Purchasers. Each Purchaser hereby represents, warrants and covenants to the Company as follows with respect to itself:

          (a) The Purchaser (i) is an "accredited investor" within the meaning of Rule 501(a) of Regulation D promulgated under the Act, (ii) is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in equity securities representing an investment decision like that involved in the purchase of its Shares, including investments in securities issued by the Company, and (iii) has requested, received, reviewed and considered all information it deems relevant in making a fully informed investment decision to purchase its Shares. The Purchaser has, in connection with its decisions to purchase its Shares, relied solely upon the SEC Reports and the representations and warranties of the Company contained in this Agreement.

          (b) The Purchaser is acquiring its Shares for its account for investment purposes only. The Purchaser has no present intention of distributing such Shares or any arrangement or understanding with any other persons regarding the distribution of such Shares within the meaning of Section 2(11) of the Act, other than as contemplated in this Agreement.

          (c) The Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of its Shares, except in compliance with the Act and the Commission's rules and regulations promulgated thereunder ("Rules and Regulations"), including, in the event of any resale under the Resale Shelf Registration Statement, the methods of resale set forth in the Resale Shelf Registration Statement and the prospectus delivery requirements under the Act.

          (d) The Purchaser has full power, legal right, capacity and authority to enter into, execute and deliver this Agreement and to carry out the transactions contemplated hereby.

          (e) This Agreement has been duly executed and delivered by the Purchaser and constitutes a valid and binding obligation of the Purchaser, enforceable against it or him in accordance with its terms.

ARTICLE III    DEMAND SHELF REGISTRATION.

     Section 3.1. At any time prior to December 14, 2003 ("Second Anniversary"), each Purchaser may make a written request of the Company ("Shelf Registration Request") to file with the Commission (and all applicable state securities authorities) under Rule 415 of the Act a Form S-3 resale shelf Registration Statement covering the Purchaser's resale of the Shares ("Resale Shelf Registration Statement").

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     Section 3.2. Subject to Section 3.4, the Company shall use its commercially reasonably best efforts to have the Resale Shelf Registration Statement declared effective under the Act by the Commission (and under applicable state securities laws by all applicable state securities authorities) within ninety (90) days of the Shelf Registration Request and keep the Resale Shelf Registration Statement continuously effective until the earlier of the Second Anniversary or the date that all of the Shares have been sold.

     Section 3.3. The Company may include, from time to time or at any time, as part of the Resale Shelf Registration Statement, additional shares of Common Stock proposed to be sold by the Company and/or other holders of Common Stock (or its equivalent or securities convertible thereinto).

     Section 3.4. The Company shall be entitled, in its reasonable judgment, from time to time or at any time, to delay filing a Resale Shelf Registration Statement and suspend resales under the Resale Shelf Registration Statement for limited periods ("Grace Periods") if events or circumstances at or affecting the Company would make the Resale Shelf Registration Statement inaccurate or misleading in any material respect; provided, however, that during any consecutive 365 day period, such Grace Periods shall not, in total, exceed 120 days. The Company shall give prompt written notice to the Purchasers of each such suspension and shall likewise give prompt written notice to the Purchasers of termination of each suspension. Each Purchaser hereby agrees to postpone the sale of any Shares pursuant to the Resale Shelf Registration Statement during each such suspension of sales.

     Section 3.5. The Purchasers shall pay the expenses of any attorneys, accountants or other advisors or professionals which they engage in connection with the sale of Shares pursuant to the Resale Shelf Registration Statement and all brokerage commissions, fees and discounts, if any, associated with the Shares being sold by the Purchasers pursuant to the Resale Shelf Registration Statement. The Company shall pay all other costs and expenses incurred by the Company directly associated with the Resale Shelf Registration Statement.

ARTICLE IV     PIGGY BACK REGISTRATION.

     Section 4.1. If, at any time prior to the Second Anniversary, the Company shall determine to register shares of Common Stock under the Act for the purpose of effecting a firmly underwritten public offering thereof for cash, then the Company shall give written notice thereof to each of the Purchasers (a "Piggy Back Notice"); provided, however, that the Company shall not be required to give a Piggy Back Notice to the Purchasers, and the Purchasers shall not have the rights set forth in this Article IV, if (i) the proposed registration is not to be made on Commission Forms S-1, S-2 or S-3 (or any successor or similar forms); or (ii) is primarily a registration of (a) securities other than Common Stock;
(b) a stock option, incentive compensation, profit sharing, dividend reinvestment, director or employee stock purchase or other employee benefit plan or of securities issued or issuable pursuant to any such plan; or (c) securities proposed to be issued in exchange for securities or assets of, or in connection with a merger, share exchange, consolidation or other business acquisition or combination involving another corporation or entity (the types of registrations and registration statements described in clauses (i) and (ii) are herein called the "Excluded Registrations").

     Section 4.2. If a Purchaser desires to participate in a firmly underwritten public offering being evidenced by a registration statement that is not an Excluded Registration, then such Purchaser shall provide written notice of such desire to the Company ("Piggy Back Registration Request") within fifteen (15) days after the date of such Purchaser's receipt of a Piggy Back Notice. If the Company timely receives such a Piggy Back Registration Request, then the Company shall use its commercially reasonable best efforts to register all of the Shares requested to be registered by each participating Purchaser pursuant to its Piggy Back Registration Request concurrently with the registration of Common Stock by the Company on its own behalf and on the same terms and conditions of offering and sale as contemplated and agreed to by the Company ("Piggy Back Registration"). Each Purchaser requesting to participate in a Piggy Back Registration hereby agrees that it will sell its Shares subject thereto on the same terms and conditions of offering and sale (including, without limitation, purchase price and underwriting discount or

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
commission per share, but excluding any differing allocation agreed to by the Company with respect to any over-allotment option granted) as agreed to by the Company in connection with its sale of Common Stock thereunder.

     Section 4.3. The Company shall not be required to include any Shares which have been requested to be registered by the Purchasers in any Piggy Back Registration under this Article IV if the lead managing underwriter(s) thereof believe(s) that, in its (or their) judgment, the inclusion of the Shares proposed to be included by the Purchasers would interfere with the timing, pricing or marketing of the Common Stock being offered by the Company; provided, however, any reduction in the number of Shares requested to be included by the Purchasers in any such Piggy Back Registration will be made as closely as equitably possible on a pro rata basis (based on the relative number of shares of Common Stock requested to be included) amongst the Purchasers and any other holders of Common Stock (or its equivalent or securities convertible thereinto) also requesting participation in such Piggy Back Registration. The Company may, in its discretion for any reason whatsoever and without the consent of Purchasers, withdraw, delay or suspend any such Piggy Back Registration and/or abandon any proposed Piggy Back Registration in which any of the Purchasers has requested to participate.

     Section 4.4. Purchasers shall pay the expenses of any attorneys, accountants or other advisors or professionals which they engage in connection with the sale of Shares pursuant to such Piggy Back Registration and all underwriting or brokerage commissions, fees and discounts, if any, associated with the Shares being sold by the Purchasers pursuant to the Piggy Back Registration. The Company shall pay all other reasonable costs and expenses incurred by the Company directly associated with any such Piggy Back Registration.

     Section 4.5. The Company shall have the sole right to choose the managing underwriters (including the lead managing underwriter(s)) to underwrite any Piggy Back Registration.

ARTICLE V      OTHER REGISTRATION MATTERS.

     Section 5.1. Each Purchaser hereby agrees that, prior to the Second Anniversary, such Purchaser will not offer, sell or otherwise dispose of any Shares, in the open market or otherwise, during any period when such Purchaser beneficially owns more than 100,000 Shares and has knowledge that a Company registration statement is contemplated or pending or within ninety (90) days after the effective date under the Act with the Commission of any Company registration statement, in each case relating to a public offering or distribution of Common Stock (other than an Excluded Registration), other than as allowed under this Agreement.

     Section 5.2. In connection with the Resale Shelf Registration Statement or any Piggy Back Registration in which a Purchaser participates, such Purchaser shall furnish, or cause to be furnished, such information with respect thereto, and render such cooperation reasonably requested by the Company or any underwriter or broker-dealer involved in such offering. In addition, Purchasers hereby agree to execute and enter into such additional agreements of indemnity, the lead managing underwriter(s)' customary underwriting agreement and any other underwriting documents in connection therewith as are reasonably requested by the lead managing underwriter(s) of such offering or by the Company.

     Section 5.3. Upon receiving any notice hereunder respecting any contemplated or pending registration statement of the Company relating to a public offering or distribution of Common Stock, the Purchasers shall strictly maintain the confidentiality of such contemplated or pending registration statement, shall make no public disclosures or comments with respect thereto and shall not trade in the Company's Common Stock while in possession of such confidential information.

     Section 5.4. In connection with the Resale Shelf Registration Statement and any Piggy Back Registration in which a Purchaser participates, (a) such Purchaser shall indemnify and hold harmless the Company and any underwriters of such offering and their respective officers, directors and controlling

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
persons from any and all loss, liability, claims, damages and expenses (including reasonable attorneys fees and disbursements) incurred by them and arising out of or based upon any untrue statement or alleged untrue statement of a material fact furnished by such Purchaser for use in such registration statement or by the omission or alleged omission by such Purchaser to furnish material facts required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances under which they were made, and (b) the Company shall indemnify and hold harmless such Purchaser from any and all loss, liability, claims, damages and expenses (including reasonable attorneys fees and disbursements) incurred by them and arising out of or based upon any untrue statement or alleged untrue statement of a material fact furnished by the Company for use in such registration statement or by the omission by the Company or alleged omission to furnish material facts pertaining to the Company and required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances under which they were made.

     Section 5.5. The Company shall provide each Purchaser a reasonable opportunity to review and comment upon any registration statement that references such Purchaser prior to the time it is filed with the Commission, and provide the Purchasers with prompt notice of any comment or inquiry by the SEC staff that relates the Purchasers or the Agreement.

     Section 5.6. With a view to making available to the Purchasers the benefits of Rule 144 under the Act or any other similar rule or regulation of the Commission that may at any time permit the Purchasers to sell securities of the Company to the public without registration ("Rule 144"), prior to the Second Anniversary, the Company agrees to:

          (a) comply with the provisions of paragraph (c) (1) of Rule 144; and

          (b) file with the Commission in a timely manner all reports and other documents required to be filed by the Company pursuant to Section 13 or 15(d) under the Exchange Act; and, if at any time it is not required to file such reports but in the past had been required to or did file such reports, it will, upon the request of any Purchaser, make available other information as required by, and so long as necessary to permit sales of such Purchaser's Shares pursuant to Rule 144.

ARTICLE VI     RIGHT TO PARTICIPATE.

     Section 6.1. If, at any time prior to the Second Anniversary, the Company proposes to sell additional shares of Common Stock to a third party for cash, each Purchaser shall have the right to purchase, on the same terms and conditions being offered to such third party, the number of additional shares of Common Stock required to maintain its pre-transaction, fully diluted, ownership percentage in the Company. The rights granted under this Section 6.1 shall not apply to issuances or sales of Common Stock pursuant to: a public offering or distribution, a transaction that is (or could be) registered under an Excluded Registration, the Company's Rights Agreement, the Company's nonemployee director compensation program or an offering or distribution for consideration other than cash.

ARTICLE VII    ADDITIONAL MATTERS.

     Section 7.1. Except as provided in Section 3.5 and Section 4.4, each party shall bear its own costs in connection with this Agreement and the transactions contemplated by this Agreement.

     Section 7.2. This Agreement shall be governed by and construed and interpreted in accordance with the internal laws of the State of Wisconsin.

     Section 7.3. Except as otherwise provided in this Agreement, all notices, requests, demands and other communications hereunder shall be deemed to be duly given and received if delivered by hand or if mailed by certified or registered mail with postage prepaid: (a) if to the Company, to Fresh Brands, Inc., Attn:
Elwood F. Winn, 2215 Union Avenue, Sheboygan, Wisconsin 53081 (with a copy to:
Steven R. Barth, Esq., Foley & Lardner, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202) and (b) if to a Purchaser, to the address set forth opposite such Purchaser's name on Exhibit A. Notwithstanding the

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foregoing, each of the parties hereto may change its address at which notice is to be received or designate another person to receive notice by giving notice to all other parties and persons entitled to receive notice in the manner provided in this Section 7.3.

     Section 7.4. This Agreement embodies the entire agreement between the parties hereto with respect to the transactions contemplated herein.

     Section 7.5. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute but one and the same instrument. Executed signature pages may be removed from counterpart agreements and attached to one or more fully executed copies of this Agreement. Signature pages hereto may be validly and effectively executed by facsimile.

     Section 7.6. This Agreement shall not be assigned by the Purchasers, without the Company's consent, which consent shall not be unreasonably withheld, and any attempted assignment without such consent shall be null and void and without legal effect. This Agreement shall be binding upon and inure to the benefit of the respective parties hereto, any successor and assign of the Company and, if the consent required by this Section is properly secured, the successors and assigns of the Purchasers.




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          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

FRESH BRANDS, INC.

By: /s/ Elwood F. Winn                         /s/ Walter H. Morris
   ------------------------------------    ------------------------------------
   Elwood F. Winn                              Walter H. Morris
   President and Chief Executive Officer


CALM WATERS PARTNERSHIP

By: /s/ Richard S. Strong
   ------------------------------------
   Richard S. Strong
   General Partner

                                                                       Exhibit A


                              PURCHASER INFORMATION

----------------------------------------------------------------------
                             Number    Price Per     Price Paid by
      Purchaser            of Shares     Share         Purchaser
----------------------------------------------------------------------
Calm Waters Partnership     184,849      $16.50     $3,050,008.50
----------------------------------------------------------------------
Walter H. Morris             15,151      $16.50       $249,991.50
----------------------------------------------------------------------
             TOTAL          200,000                 $3,300,000.00
----------------------------------------------------------------------


COMPANY WIRE INSTRUCTIONS

Bank: M&I Marshall & Ilsley Bank, Milwaukee, WI  53202
ABA:  075000051
Acct #: 18243940
Name on Acct.  Fresh Brands, Inc.

                                                                       Exhibit B
                            CAPITALIZATION SCHEDULE1


Common Stock ($.05 par)

     Shares Authorized                                               20,000,000

     Shares Issued                                                    8,750,342

     Shares Outstanding                                               5,039,174


Stock Option Plans

1995 Equity Incentive Plan

     Shares of Common Stock Authorized                                1,750,000

     Grants Issued (adjusted for splits and net of those cancelled)     918,400

     Net Grants Available                                               831,600


2001 Nonemployee Director Equity Incentive Plan

     Shares of Common Stock Authorized                                  200,000

     Grants Issued                                                       25,000

     Net Grants Available                                               175,000


Preferred Stock ($.05 par)

     Shares Authorized                                                1,000,000

     Shares Issued                                                            -

     Shares Outstanding                                                       -


---------------------
1 Excludes 5,037,174 shares of Common Stock reserved for issuance under the Company's Rights Agreement.